Exhibit 99.1

Press Information 2211 H. H. Dow Way Midland, MI 48674 dow.com

Dow Announces Tender Offer for Debt Securities

MIDLAND, Mich. – Feb. 25, 2025 – The Dow Chemical Company (“TDCC”), a wholly owned subsidiary of Dow Inc. (“Dow”) (NYSE: DOW), announced today that it has commenced a cash tender offer (the “Tender Offer”) to purchase certain of its debt securities and certain debt securities of Rohm and Haas Company (“Rohm and Haas”) and Union Carbide Corporation (“UCC”), each a wholly owned subsidiary of TDCC (collectively, the “Securities”). The complete terms of the Tender Offer are set forth in the offer to purchase, dated today (the “Offer to Purchase”). The Securities that are accepted in the Tender Offer will be purchased, retired, and cancelled. Consummation of the Tender Offer is subject to a number of conditions, including the Financing Condition (as defined below) and the absence of any adverse legal and market developments (as described in the Offer to Purchase). Subject to applicable law, TDCC may waive certain of these conditions or extend, terminate or otherwise amend the Tender Offer.

TDCC is offering to purchase the Securities listed in Table I below for an aggregate purchase consideration (U.S. dollar equivalent) of up to $1.0 billion (excluding accrued interest, the “Tender Cap”). Certain Securities are also subject to an applicable acceptance sublimit, in each case, excluding accrued interest, as follows (each such sublimit, an “Acceptance Sublimit”): (i) in the case of the 0.500% Notes due 2027 of TDCC, up to €500,000,000 purchase consideration in cash (as converted into U.S. dollars on the basis set forth in the Offer to Purchase) and (ii) in the case of the 9.400% Notes due 2039 of TDCC, up to $100,000,000 purchase consideration in cash. TDCC reserves the right, but is not obligated, to increase or decrease the Tender Cap or increase, decrease or eliminate any Acceptance Sublimit in its sole and absolute discretion without extending the withdrawal date or otherwise reinstating withdrawal rights, except as required by applicable law. The early participation date for the Tender Offer is 5:00 p.m., New York City time, on March 10, 2025 (the “Early Participation Date”), and the expiration date for the Tender Offer is 5:00 p.m., New York City time, on March 25, 2025 (in each case, subject to extension). As indicated in Table I, the price to be paid for each series of the Securities will be based on fixed spreads to certain reference benchmarks, as further described below. The prices to be paid for the Securities denominated in U.S. dollars will be calculated on the basis of the yield to the maturity date or, if applicable, the par call date of the applicable reference security listed in Table I, at 10:00 a.m., New York City time, on the business day following the Early Participation Date, plus the fixed spread applicable to such Securities as set forth in Table I. The price to be paid for the Securities denominated in euro will be calculated on the basis of the rate of an interpolated mid-swap rate, at 3:00 p.m., London time, on the business day following the Early Participation Date, plus the fixed spread applicable to such Securities, as described more fully in the Offer to Purchase. Holders whose Securities are accepted in the Tender Offer will also receive a cash payment representing accrued interest from the most recent interest payment date to, but excluding, the date TDCC purchases the

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Securities. The payment date for the offer will be either (i) if we exercise our right of early settlement, promptly following the Early Participation Date for the Securities tendered at or prior to such date with such payment expected to be on or around March 13, 2025, or (ii) for all other Securities (or if we do not exercise our right of early settlement), promptly following the expiration of the offer, with such payment expected to be on or around March 28, 2025.

TABLE I

Title of Security(1)	Security Identifier(s)	Original Issuer	Principal Amount Outstanding	Purchase Consideration Acceptance Sublimit	Acceptance Priority Level	Early Participation Amount(2)	Reference Security / Interpolated Rate	Bloomberg Reference Page / Screen	Fixed Spread (basis points)
0.500% Notes Due 2027	ISIN: XS2122485845	TDCC	€1,000,000,000	€500,000,000	1	€30	Interpolated Rate	IRSB EU (Pricing Source: BGN)	+25
7.850% Debentures Due 2029	CUSIP: 775371AU1 ISIN: US775371AU10	Rohm and Haas	$595,078,000	None	2	$30	4.250% UST due January 31, 2030	PX1	+55
7.375% Debentures Due 2029	CUSIP: 260543BJ1 ISIN: US260543BJ10	TDCC	$778,773,000	None	3	$30	4.250% UST due January 31, 2030	PX1	+40
6.300% Notes Due 2033	CUSIP: 260543DG5 ISIN: US260543DG52	TDCC	$600,000,000	None	4	$30	4.625% UST due February 15, 2035	PX1	+65
9.400% Notes Due 2039	CUSIP: 260543BY8 ISIN: US260543BY86	TDCC	$557,943,000	$100,000,000	5	$30	4.625% UST due February 15, 2035	PX1	+130
7.750% Debentures Due 2096	CUSIP: 905581AS3 ISIN: US905581AS39	UCC	$135,172,000	None	6	$30	4.500% UST due November 15, 2054	PX1	+155

(1)

The Total Consideration (as defined in the offer to purchase) will be determined by taking into account the maturity date or, if applicable, the par call date for each series of Securities. See Schedules A-1 and A-2 of the Offer to Purchase for an overview of the calculation of the Total Consideration (including the par call detail) with respect to the Securities.

(2)

The Total Consideration payable for each $1,000 or €1,000 principal amount of the Securities validly tendered (and not subsequently validly withdrawn) on or prior to the Early Participation Date and accepted for purchase by us, when calculated as set out herein with reference to the applicable fixed spread, already includes the Early Participation Amount (as defined in the Offer to Purchase). In addition, holders whose Securities are accepted will also receive accrued interest on such Securities.

The following is a brief summary of certain key elements of the Tender Offer:

•

Holders who validly tender and who do not validly withdraw their Securities at or prior to the Early Participation Date, and whose Securities are accepted for purchase, will receive the Total Consideration, together with accrued interest.

•	Holders who validly tender their Securities after 5:00 p.m., New York City time on the Early Participation Date but at or prior to the expiration date, and whose Securities are

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accepted for purchase, will only be eligible to receive the Tender Offer Consideration (as defined in the Offer to Purchase), which is equal to the Total Consideration less the Early Participation Amount, together with accrued interest.

•	Tenders of the Securities may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on March 10, 2025 (subject to extension), but not thereafter.

•

TDCC reserves the right, but is under no obligation, to increase or decrease the Tender Cap or increase, decrease or eliminate any Acceptance Sublimit. In the event of any such change, TDCC may, but will not be obligated (except as required by applicable law) to, extend one or more of the Early Participation Date, the withdrawal date or the expiration date.

•

If the Tender Offer is oversubscribed, TDCC will accept for payment all Securities validly tendered in accordance with the acceptance priority levels set forth in Table I, subject to the Tender Cap and the Acceptance Sublimits. However, all Securities validly tendered prior to or at the Early Participation Date will have priority over the Securities validly tendered after the Early Participation Date, regardless of the acceptance priority levels and Acceptance Sublimits. If there are sufficient remaining funds to purchase some, but not all, of the remaining validly tendered Securities at any acceptance priority level, TDCC will accept for payment such tendered Securities on a prorated basis. If the purchase of any validly tendered Securities which are subject to the Acceptance Sublimits would cause the aggregate principal amounts of such Securities purchased to exceed the applicable Acceptance Sublimit, then if we accept such Securities in the Tender Offer, any such Securities accepted for purchase will be accepted for tender on a prorated basis as well.

•

TDCC’s obligation to accept for purchase, and to pay for, the Securities validly tendered pursuant to the Tender Offer is subject to, and conditioned upon, TDCC having issued debt securities in an amount sufficient to fund the purchase of the Securities validly tendered in the Tender Offer up to the Tender Cap, to pay any accrued interest on the Securities purchased and to pay all fees and expenses of the Tender Offer, on terms and conditions reasonably satisfactory to TDCC (the “Financing Condition”).

TDCC has retained Citigroup Global Markets Inc. and HSBC Securities (USA) Inc. to act as joint lead dealer managers (together, the “Joint Lead Dealer Managers”), and RBC Capital Markets, LLC and TD Securities (USA) LLC to act as co-dealer managers (together, the “Co-Dealer Managers” and together with the Joint Lead Dealer Managers, the “Dealer Managers”) in connection with the Tender Offer. Questions and requests for assistance regarding the terms of the Tender Offer should be directed to Citigroup Global Markets Inc. at +1 (800) 558-3745 (toll-free) and HSBC Securities (USA) Inc. at +1 (888) HSBC-4LM (toll-free). Copies of the Offer to Purchase and any amendments or supplements to the foregoing may be obtained from Global Bondholder Services Corporation, the depositary and information agent for the Tender Offer (the “Depositary and Information Agent”), by calling (212) 430-3774 (for banks and brokers only) or (855) 654-2014 (toll-free) (for all others) or via contact@gbsc-usa.com.

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None of Dow Inc., TDCC, Rohm and Haas, UCC, the Depositary and Information Agent, the Dealer Managers or the trustee under the indentures governing the Securities, or any of their respective affiliates, is making any recommendation as to whether holders should tender or refrain from tendering all or any portion of their Securities in response to the Tender Offer, and no one has been authorized by any of them to make such a recommendation. Holders must make their own decision as to whether to tender their Securities and, if so, the principal amount of Securities as to which action is to be taken. Holders should consult their tax, accounting, financial and legal advisers regarding the tax, accounting, financial and legal consequences of participating or declining to participate in the Tender Offer.

The Tender Offer is only being made pursuant to the Offer to Purchase. This press release is qualified in its entirety by the Offer to Purchase. This press release is neither an Offer to Purchase or sell nor a solicitation of an Offer to Purchase or sell any Securities in the Tender Offer or any other Securities of TDCC, Rohm and Haas or UCC. The Tender Offer is not being made to holders of Securities in any jurisdiction in which the making or acceptance thereof would not be in compliance with the Securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the Tender Offer is required to be made by a licensed broker or dealer, the Tender Offer will be deemed to be made on behalf of TDCC, Rohm and Haas or UCC by the Dealer Managers, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

About Dow

Dow (NYSE: DOW) is one of the world’s leading materials science companies, serving customers in high-growth markets such as packaging, infrastructure, mobility and consumer applications. Our global breadth, asset integration and scale, focused innovation, leading business positions and commitment to sustainability enable us to achieve profitable growth and help deliver a sustainable future. We operate manufacturing sites in 30 countries and employ approximately 36,000 people. Dow delivered sales of approximately $43 billion in 2024. References to Dow or the Company mean Dow Inc. and its subsidiaries. Learn more about us and our ambition to be the most innovative, customer-centric, inclusive and sustainable materials science company in the world by visiting www.dow.com.

Rohm and Haas is a chemicals and polymers company and has been a wholly owned subsidiary of TDCC since its acquisition on April 1, 2009.

Union Carbide Corporation is a chemicals and polymers company that has been a wholly-owned subsidiary of TDCC since February 6, 2001.

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For further information, please contact:

Investors:	Media:
Andrew Riker	Rachelle Schikorra
ajriker@dow.com	ryschikorra@dow.com

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Cautionary Statement about Forward-Looking Statements

Certain statements in this press release are “forward-looking statements.” Such statements often address expected future business and financial performance, financial condition, and other matters, and include statements describing the completion of the Tender Offer, and often contain words or phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “will be,” “will continue,” “will likely result,” “would” and similar expressions, and variations or negatives of these words or phrases.

Forward-looking statements are based on current assumptions and expectations of future events that are subject to risks, uncertainties and other factors that are beyond Dow’s control, which may cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements and speak only as of the date the statements were made. These factors include, but are not limited to: sales of Dow’s products; Dow’s expenses, future revenues and profitability; any sanctions, export restrictions, supply chain disruptions or increased economic uncertainty related to the ongoing conflicts between Russia and Ukraine and in the Middle East; capital requirements and need for and availability of financing; unexpected barriers in the development of technology, including with respect to Dow’s contemplated capital and operating projects; Dow’s ability to realize its commitment to carbon neutrality on the contemplated timeframe, including the completion and success of its integrated ethylene cracker and derivatives facility in Alberta, Canada; size of the markets for Dow’s products and services and ability to compete in such markets; failure to develop and market new products and optimally manage product life cycles; the rate and degree of market acceptance of Dow’s products; significant litigation and environmental matters and related contingencies and unexpected expenses; the success of competing technologies that are or may become available; the ability to protect Dow’s intellectual property in the United States and abroad; developments related to contemplated restructuring activities and proposed divestitures or acquisitions such as workforce reduction, manufacturing facility and/or asset closure and related exit and disposal activities, and the benefits and costs associated with each of the foregoing; fluctuations in energy and raw material prices; management of process safety and product stewardship; changes in relationships with Dow’s significant customers and suppliers; changes in public sentiment and political leadership; increased concerns about plastics in the environment and lack of a circular economy for plastics at scale; changes in consumer preferences and demand; changes in laws and regulations, political conditions or industry development; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business, logistics, and supply disruptions; security threats, such as acts of sabotage, terrorism or war, including the ongoing conflicts between Russia and Ukraine and in the Middle East; weather events and natural disasters; disruptions in Dow’s information technology networks and systems, including the impact of cyberattacks; risks related to Dow’s separation from DowDuPont Inc. such as Dow’s obligation to indemnify DuPont de Nemours, Inc. and/or Corteva, Inc. for certain liabilities; and any global and regional economic impacts of a pandemic or other public health-related risks and events on Dow’s business.

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Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” contained in Dow’s and TDCC’s combined Annual Report on Form 10-K for the year ended December 31, 2024. These are not the only risks and uncertainties that Dow faces. There may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business. If any of those risks or uncertainties develops into an actual event, it could have a material adverse effect on Dow’s business. Dow assumes no obligation to update or revise publicly any forward-looking statements whether because of new information, future events, or otherwise, except as required by securities and other applicable laws.

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